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                                                                    EXHIBIT 32.2

                             APPLIED MATERIALS, INC.

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Applied Materials, Inc. for the period ended August 1, 2004, I, Joseph R. Bronson, Executive Vice President and Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. this Form 10-Q for the period ended August 1, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. the information contained in this Form 10-Q for the period ended
       August 1, 2004 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: August 31, 2004

                                                By:  /s/ JOSEPH R. BRONSON
                                                     ---------------------------
                                                    Joseph R. Bronson
                                                    Executive Vice President and
                                                    Chief Financial Officer